[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
Exhibit 10.18
AMENDMENT ONE TO THE
SUPPLY AGREEMENT
This Amendment One to the Supply Agreement (“Amendment One”) dated November 16, 2015 (the “Supply Agreement”), is entered into as of the 21st day of December 2020, by and between NeuroPace, Inc., a Delaware corporation located at 455 N. Bernardo Avenue, Mountain View, California, 94043 USA (“COMPANY”) and Micro Systems Engineering, Inc., a Delaware corporation with offices located at [***] (“MST”). COMPANY and MST may be individually referred to herein as “Party” and collectively as “Parties”.
Whereas, COMPANY and Micro Systems Technologies Management AG, a Swiss corporation, located at [***] (“MST AG”), entered into a Supply Agreement COMPANY dated November 16, 2020, and,
Whereas, MST AG has transferred it rights and obligations under the Supply Agreement to MST, and,
Whereas, COMPANY and MST wish to amend the Supply Agreement to extend the term thereof to November 16, 2021, subject to the terms of the Supply Agreement, and the additional terms of this Amendment One;
NOW, THEREFORE, MST and COMPANY, recognizing the receipt and sufficiency of the consideration herein, hereby agree as follows:
ARTICLE I. TERMS OF THE SUPPLY AGREEMENT:
Except as revised or amended in this Amendment One, the terms and conditions of the Supply Agreement shall remain in effect and continue without lapse from and after the date of termination of the Supply Agreement according to its terms.
ARTICLE II. TERM
The term established in the Supply Agreement is amended by this Amendment One. This Amendment One extends the term of the Supply Agreement effective as of November 16, 2020, without lapse, until November 16, 2021, unless terminated earlier by agreement of the Parties.
ARTICLE III. REVISED SUPPLY AGREEMENT
The Parties intend and agree to enter into a revised Supply Agreement on such terms as may be agreed by the Parties. COMPANY agrees to engage in discussions during the extended term established by this Amendment One. Upon agreement on the terms of the revised Supply Agreement the Parties agree to terminate this Amendment One. If the Parties are unable to agree to the terms of a revised Supply Agreement by the end of the term described in this Amendment One, the Supply Agreement will terminate by its own terms with no further rights to either Party except as to survival provision as may be identified in the Supply Agreement.

Amendment One to the Supply Agreement	Page 1 of 2

IN WITNESS WHEREOF, the Parties have entered into this Amendment One to the Supply Agreement effective as of the Effective Date.

MST, Inc.		NeuroPace, Inc.

By:	/s/ Jurgen Lindner	By:	/s/Rebecca Kuhn
	Jurgen Lindner		Rebecca Kuhn

Its General Manager Micro Systems Engineering, Inc.		Its Chief Financial Officer & Vice President
[ *** ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Amendment One to the Supply Agreement	Page 2 of 2